 SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 20, 2005, by and among Cambridge Display Technology, Inc., a Delaware corporation with a registered office at 160 Greentree Drive, Suite 101
Dover, Delaware 19904 (the "Company"), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an "Investor" and, collectively, the "Investors").
      RECITALS
      A.         The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.
      B.         Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), set forth opposite such Investor's name under the heading "Common Shares" in Exhibit A (which aggregate amount for all Investors together shall be 2,187,500 shares of Common Stock) and (ii) a Warrant (as defined below) entitling such Investor to subscribe for and purchase such number of Warrant Shares (as defined below) set forth opposite such Investor's name under the heading "Warrant Shares" in Exhibit A. The Common Shares (as defined below) and the Warrant Shares issued under this Agreement shall collectively be referred to herein as the "Shares." The Shares and the Warrants shall collectively be referred to herein as the "Securities."
      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
ARTICLE I
DEFINITIONS
      1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
      "Advice" has the meaning set forth in Section 6.5.
      "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.
      "Agent" has the meaning set forth in Section 3.1(l).
      "Agreement" has the meaning set forth in the introductory paragraph of this Agreement.
      "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
      "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.
      "Closing Date" means the date and time of the Closing and shall be 10:00 a.m., New York City Time, on December 22, 2005 (or such other date and time as is mutually agreed to by the Company and each Investor).
      "Closing Price" means, for any date, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange or quotation system on which the Common Stock is then listed or quoted.
      "Common Stock" has the meaning set forth in the Recitals to this Agreement.
      "Common Shares" means an aggregate of 2,187,500 shares of Common Stock, which are being issued and sold by the Company to the Investors at the Closing, together with any securities issued or issuable upon any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof.
      "Company" has the meaning set forth in the introductory paragraph of this Agreement.
      "Company Counsel" means Pillsbury Winthrop Shaw Pittman LLP, counsel to the Company.
      "Disclosure Materials" has the meaning set forth in Section 3.1(g).
      "Effective Date" means the date that the Registration Statement is first declared effective by the SEC.
      "Effectiveness Period" has the meaning set forth in Section 6.1(b).
      "8-K Filing" has the meaning set forth in Section 4.5.
      "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Capital Market.
      "Environmental Laws" has the meaning set forth in Section 3.1(aa).
      "Event" has the meaning set forth in Section 6.1(d).
      "Event Payments" has the meaning set forth in Section 6.1(d).
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      "Excluded Investors" means the Agent and its Affiliates.
      "Filing Date" means the date that is 30 days after the Closing Date.
      "GAAP" has the meaning set forth in Section 3.1(g).
      "Hazardous Materials" has the meaning set forth in Section 3.1(aa).
      "Indemnified Party" has the meaning set forth in Section 6.4(c).
      "Indemnifying Party" has the meaning set forth in Section 6.4(c).
      "Intellectual Property Rights" has the meaning set forth in Section 3.1(s).
      "Investor" has the meaning set forth in the introductory paragraph of this Agreement.
      "Lien" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.
      "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, and reasonable attorneys' fees.
      "Material Adverse Effect" has the meaning set forth in Section 3.1(b).
      "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company.
      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, or a partial proceeding, such as a deposition), whether commenced or threatened in writing.
      "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
      "Registrable Securities" means the Common Shares and the Warrant Shares.
      "Registration Statement" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or the Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement or the Prospectus.
      "Regulation D" has the meaning set forth in the Recitals to this Agreement.
      "Related Person" has the meaning set forth in Section 4.6.
      "Required Effectiveness Date" means the date that is 100 days after the Closing Date (unless the Registration Statement is reviewed by the SEC, in which case 130 days after the Closing Date).
      "Rule 144," "Rule 415" and "Rule 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
      "SEC" has the meaning set forth in the Recitals to this Agreement.
      "SEC Reports" has the meaning set forth in Section 3.1(g).
      "Securities" has the meaning set forth in the Recitals to this Agreement.
      "Shares" has the meaning set forth in the Recitals to this Agreement.
      "Securities Act" has the meaning set forth in the Recitals to this Agreement.
      "Short Sales" has the meaning set forth in Section 3.2(h).
      "Subsidiary" means any Affiliate of the Company that, directly or indirectly through one or more intermediaries, is controlled by the Company.
      "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto) or (c) if trading ceases to occur on the Nasdaq National Market (or any successor thereto), any Business Day.
      "Trading Market" means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
      "Transaction Documents" means this Agreement, including the schedules and exhibits attached hereto, and the Warrants.
      "Transfer Agent" means The Bank of New York or any successor transfer agent for the Company.
      "Transfer Agent Instructions" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.
      "Warrant" means the warrants to purchase the Warrant Shares in the form and substance attached hereto as Exhibit E issued to the Investors pursuant to the terms hereof.
      "Warrant Shares" means shares of the Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, together with securities issued or issuable upon any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof.
ARTICLE II
PURCHASE AND SALE
      1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, (a) such number of Common Shares set forth opposite such Investor's name on Exhibit A under the heading "Common Shares" and (b) a Warrant entitling such Investor to subscribe for and purchase such number of Warrant Shares set forth opposite such Investor's name on Exhibit A under the heading "Warrant Shares." The date and time of the Closing and shall be 10:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of Company Counsel.
      2 Closing Deliveries.
            (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:
                     (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b)), evidencing such number of Common Shares set forth opposite such Investor's name on Exhibit A under the heading "Common Shares," registered in the name of such Investor;
                     (ii) a duly executed Warrant entitling such Investor to subscribe for and purchase such number of Warrant Shares set forth opposite such Investor's name on Exhibit A under the heading "Warrant Shares";
                     (iii) a legal opinion of Company Counsel as to the matters set forth in Exhibit C, executed by such counsel and delivered to the Investors and the Agent; and
                     (iv) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.
            (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth opposite such Investor's name on Exhibit A under the heading "Purchase Price" in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
      1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:
            (a) Subsidiaries. The Company has no Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.
            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) have or result in a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (ii) materially and adversely impair the Company's ability to perform its obligations under any of the Transaction Documents (either of clause (i) or (ii), a "Material Adverse Effect").
            (c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been, or upon delivery will be, duly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.
            (d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.
            (e) The Shares.        The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable. Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable. The issuance and delivery of the Common Shares and the Warrants are free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.
            (f) Capitalization. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) as of the date of this Agreement is set forth in Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f), the Company has not issued any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f), and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares and the Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than pursuant to the terms of the Transaction Documents) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in the SEC Reports or in Schedule 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.
            (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials"), on a timely basis or has received a valid extension of such time of filing for any of the SEC Reports and has filed any such SEC Reports prior to the expiration of any such extension. The Company has made available to the Investors or their respective representatives true, correct and complete copies of the SEC Documents not available on the SEC's EDGAR system. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.
            (h) Material Adverse Change. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in Schedule 3.1(h) hereto, (i) there has been no event, occurrence or development in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.
            (i) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, claim or proceeding, or, to the Company's knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.
            (j) Compliance. Neither the Company nor any Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except to the extent that any such default or violation would not reasonably be expected to have a Material Adverse Effect.
            (k) Title to Assets. Except as specifically disclosed in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property that are material to the business of the Company and the Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects that would have a Material Adverse Effect.
            (l) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf (other than the Agent), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares or the Warrants. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares and the Warrants pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares and the Warrants pursuant to this Agreement. The Company acknowledges that it has engaged SG Cowen & Co., LLC as placement agent (the "Agent") in connection with the sale of the Common Shares and the Warrants. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Common Shares and the Warrants.
            (m)   Private Placement. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not required to be registered as, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as, a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.
            (n) Form S-3 Eligibility. The Company is eligible to use Form S-3 for the registration of shares of Common Stock under the Securities Act that are to be offered in a transaction involving a secondary offering for the account of any Person other than the Company, except for the condition set forth in General Instruction I.A.3(a) to Form S-3, which condition will be satisfied on January 3, 2006.
            (o) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance in all material respects with all such listing and maintenance requirements.
            (p) Registration Rights. No Person has any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC under the Securities Act because of the filing or effectiveness of the Registration Statement or otherwise in connection with the issuance of the Securities other than pursuant to this Agreement.
            (q) Disclosure. The Company confirms that neither it nor any of its officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company (other than Excluded Investors). All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company's knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than Excluded Investors) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.
            (r) Acknowledgment Regarding Investors' Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than Excluded Investors) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than Excluded Investors) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
            (s) Patents and Trademarks. To its knowledge, the Company and the Subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (the "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. The Company does not have any knowledge of any infringement by the Company or the Subsidiaries of the Intellectual Property Rights of others, except for such as would as would not reasonably be expected to have a Material Adverse Effect. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company being threatened, against the Company or the Subsidiaries regarding the Intellectual Property Rights, which could reasonably be expected to have a Material Adverse Effect.
            (t) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Subsidiaries are engaged.
            (u) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such certificates, authorizations and permits does not, individually or in the aggregate, have or result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any certificates, authorizations and permits, except where such revocation or modification would not, singularly or in the aggregate, have a Material Adverse Effect.
            (v) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC under the Securities Act.
            (w) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
            (x) Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.
            (y) Foreign Corrupt Practices. Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
            (z) Employee Relations. No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company's knowledge, is imminent that might be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.
            (aa) Environmental Laws. The Company and the Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
            (bb) Tax Status. The Company and the Subsidiaries each (i) has filed all necessary federal, state and foreign income and franchise tax returns, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it that would have a Material Adverse Effect.
      2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:
            (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Securities hereunder has been duly authorized by all necessary action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.
            (b) No Public Sale or Distribution; Investment Intent. Such Investor is acquiring the Securities in the ordinary course of business for its own account as principal and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.
            (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.
            (d) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.
            (e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.
            (f) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
            (g) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.
            (h) Illegal Transactions. Neither such Investor, directly or indirectly, nor any Person acting on behalf of or pursuant to any understanding with such Investor, has engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company's securities) since the time that such Investor was first contacted by the Company, the Agent or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any transactions in the Company's securities, including Short Sales, prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Such Investor further covenants that from and after the date of such disclosure, and for so long as such Investor owns any Securities purchased hereunder, neither it nor any Person acting on behalf of or pursuant to any understanding with such Investor will engage in any Short Sales at a time when it has no equivalent offsetting long position in shares of Common Stock and otherwise covenants to conduct all its trading in the Company's securities in compliance with applicable securities laws. For purposes of determining whether or not such Investor has such an equivalent offsetting long position, shares of Common Stock that such Investor would otherwise be entitled to receive upon conversion or exercise of the Company's convertible securities (including the Warrant held by such Investor) will be included as if held long by such Investor (regardless of any limitation upon such conversion or exercise). For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated by the SEC under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis) and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.
            (i) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Common Shares and the Warrants and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that it has not relied on any information or advice furnished by or on behalf of the Agent.
            (j) Confidentiality. Such Investor will hold in confidence all information concerning this Agreement and the placement of the Common Shares and the Warrants hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Common Shares and the Warrants hereunder and (b) this Agreement is terminated.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
      1 Transfer Restrictions.
            (a) Each Investor covenants that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws, including, in the case of any transfer of Securities by such Investor pursuant to the Registration Statement, that such Investor will deliver a current prospectus (unless such a prospectus is deemed to have been delivered pursuant to Rule 172 under the Securities Act) and, in the case of any such transfer pursuant to Rule 144, that such Investor will comply with the requirements of Rule 144. In connection with any transfer of Securities (other than any such transfer (i) pursuant to an effective registration statement, (ii) pursuant to Rule 144(k) or (iii) to the Company), the Company shall require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or is exempt from such registration. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with the Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.
            (b) The Investors agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.
Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) after the Securities have been sold pursuant to a Registration Statement that is effective under the Securities Act covering the resale of such Securities, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion providing reasonable assurances that the Securities can be sold under Rule 144, (iii) if the holder provides the Company with a certificate providing reasonable assurances that the Securities are eligible for sale under Rule 144(k) or (iv) if the holder provides the Company with a legal opinion providing reasonable assurances that such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the confirmation included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will, no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent of a legended certificate representing such Securities and an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(b).
      2 Furnishing of Information. As long as any Investor owns Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.2. As long as any Investor owns Securities, such Investor covenants and agrees (a) to provide the Company with such information regarding such Investor's ownership of its Securities and the plan of distribution thereof as shall be reasonably required for the timely preparation and filing of the Registration statement and (b) that, notwithstanding anything herein to the contrary, the Company shall not be required to register any of such Investor's Securities under the Registration Statement if such information, to the extent not provided at the Closing, is not provided to the Company within 15 days of the Closing Date.
      3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.
      4 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release acceptable to the Investors disclosing all material terms of the transactions contemplated hereby. On the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. The Company shall not publicly disclose the name of any Investor or include the name of any Investor in any press release without the prior written consent of such Investor, unless otherwise required by law. The Company shall not, and shall cause each of the Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of the Subsidiaries from and after the issuance of the above referenced press release without the express written consent of such Investor.
      5 Use of Proceeds . The Company intends to use the net proceeds from the sale of the Common Shares and the Warrants and the exercise of the Warrants for general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities or otherwise pursuant to the Company's customary investment policies.
ARTICLE V
CONDITIONS
      1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:
            (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date; and
            (b) Performance. The Company and each other Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.
      2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
            (a) Representations and Warranties. The representations and warranties of the Investors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of the Closing Date; and
            (b) Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing Date, including, without limitation, completing and delivering to the Company the Instruction Sheet for Investors attached hereto as Exhibit B.
ARTICLE VI
REGISTRATION RIGHTS
      1 Registration Statement.
            (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act).
            (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date that all Registrable Securities covered by the Registration Statement have been resold, (ii) the expiration of the holding period that would be applicable to non-Affiliates of the Company under Rule 144(k) and (iii) the second anniversary of the Closing Date (the "Effectiveness Period").
            (c) The Company shall notify each Investor in writing promptly (and in any event within two Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective under the Securities Act.
            (d) Should an Event (as defined below) occur, then upon the occurrence of such Event, and on every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of (i) the number of Common Shares held by such Investor as of the date of such Event multiplied by (ii) the purchase price paid by such Investor for such Common Shares (exclusive of any amount attributable to the Warrant acquired by such Investor) then held. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as "Event Payments." Any Event Payments payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.
For such purposes, each of the following shall constitute an "Event":
                     (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective by the SEC under the Securities Act on or prior to the Required Effectiveness Date; provided, however, that for the purposes of the Event Payment under this Section 6.1(d) only, the Company shall have an additional 30 days to cure the failure to declare the Registration Statement effective on or prior to the Required Effectiveness Date before such Event Payment is due to the Investors under this Section 6.1(d); and
                     (ii) the Company fails for any reason to deliver a certificate evidencing any Common Shares or the Warrant Shares to an Investor within three Trading Days after delivery of such certificate is required pursuant to any Transaction Document.
            (e) Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Company's Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor has received copies of a supplemented or amended Prospectus or until such Investor is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company's rights under this Section 6(e) may be exercised for a period of no more than 20 days at a time and not more than three times in any twelve-month period, without such suspension being considered as part of an Event Payment determination. In addition, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement to the extent necessary to file any post-effective amendment to the Registration Statement in order to amend the table of selling stockholders within the Registration Statement to reflect transfers of the Securities pursuant to Section 4.1. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
            (f) The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to any of the Company's employee benefit plans registered on Form S-8.
      2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:
            (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Investors copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Investors. The Company shall reflect in each such document when so filed with the SEC such comments as the Investors may reasonably and promptly propose.
            (b) (i) Subject to Section 6.1(e), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
            (c) Notify each Investor as promptly as reasonably possible, and (if requested by such Investor) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or the Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or the Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
            (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably possible.
            (e) If requested by an Investor, provide such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.
            (f) Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of the Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
            (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.
            (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
            (i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may reasonably request.
            (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
            (k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided, however, that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests in advance to receive material, nonpublic information in writing.
            (l) Comply in all material respects with all rules and regulations of the SEC applicable to the registration of the Securities.
      3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including, without limitation, (a) all registration and filing fees and expenses, including, without limitation, those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (f) all listing fees to be paid by the Company to the Trading Market.
      4 Indemnification
            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities or (B) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v), 6.2(c)(vi) or 6.2(c)(vii), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6.5.
            (b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished by such Investor to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v), 6.2(c)(vi) or 6.2(c)(vii), the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.
            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, however, that the Indemnifying Party shall not, in connection with any one such Proceeding, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of such Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
      All reasonable fees and expenses of such Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6.4(c)) shall be paid to such Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
            (d) Contribution. If a claim for indemnification under Section 6.4(a) or Section 6.4(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6.4(d) was available to such party in accordance with its terms.
      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
      The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
      5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), 6.2(c)(vi) or 6.2(c)(vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
      6 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated by the SEC under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within ten days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 6.7 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.
ARTICLE VII
MISCELLANEOUS
      1 Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
      2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of their applicable Securities.
      3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing Date, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
      4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 7.4 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 7.4 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service and (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
      5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.
      6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
      7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.
      8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section 6.4 directly against the parties with obligations thereunder.
      9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
      10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.
      11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
      12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
      13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company's related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to such Seller, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
      14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
      15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.
      16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
      17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.
      18 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary that may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
[SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By:
Name: Stephen Chandler
Title: Vice-President, Legal and Intellectual Property
Address for Notice:

Cambridge Display Technology, Inc.
c/o Cambridge Display Technology Limited
Building 2020
Cambourne Business Park
Cambridgeshire, CB3 6DW
Great Britain
Facsimile: +44 (0) 1954 713600
Telephone: +44 (0) 1954 713620
Attn: Stephen Chandler

Investor Signature Page
      By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of December 20, 2005 (the "Purchase Agreement") between Cambridge Display Technology, Inc. and each of such Investors (as defined therein), as to the number of shares of Common Stock and the number of their Warrant Shares set forth on Exhibit A hereto and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.
Name of Investor:

By:
        Name:
        Title:

Address:

Telephone No.: _________________________
Facsimile No.:
Number of Securities:
Aggregate Purchase Price: $
Agreed to and accepted this
20 day of December, 2005
[INVESTOR NAME]

By:
        Name:
        Title:
      Exhibits:
      A        Schedule of Investors
      B        Instruction Sheet for Investors
      C        Opinion of Company Counsel
      D        Transfer Agent Instructions
      E        Form of Warrant
      Schedules:

      3.1(a)        Subsidiaries
      3.1(f)        Capitalization
      3.1(h)        Material Changes
Exhibit A
Schedule of Investors

Investor
Common Shares
Warrant Shares
Purchase Price

TOTAL
2,187,500
656,250
$17,500,000

Exhibit B
INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Securities Purchase Agreement)
A.        Complete the following items in the Securities Purchase Agreement:
1.        Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.
2.        Exhibit B-1 - Stock Certificate Questionnaire:
Provide the information requested by the Stock Certificate Questionnaire;
3.        Exhibit B-2 - Registration Statement Questionnaire:
Provide the information requested by the Registration Statement Questionnaire.
4.        Exhibit B-3 - Investor Certificate:
Provide the information requested by the Certificate for Corporate, Partnership, Trust, Foundation and Joint Investors (B-3).
5.        Return, via facsimile, the signed Securities Purchase Agreement, including the properly completed Exhibits B-1 through B-3, to:

Cambridge Display Technology, Inc.
c/o Cambridge Display Technology Limited
Building 2020
Cambourne Business Park
Cambridgeshire, CB3 6DW
Great Britain
Facsimile: +44 (0) 1954 713600
Telephone: +44 (0) 1954 713620
Attn: Stephen Chandler

        with copies to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036
Facsimile: (212) 858-1500
Telephone: (212) 858-1000
Attn: Todd W. Eckland, Esq.

and:

Brown Raysman Millstein Felder & Steiner
900 Third Avenue
New York, New York 10022
Facsimile: (212) 895-2900
Telephone: (212) 895-2110
Attn: Stuart Bressman, Esq.

6.        After completing instruction number 5 above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3 to:

Cambridge Display Technology, Inc.
c/o Cambridge Display Technology Limited
Building 2020
Cambourne Business Park
Cambridgeshire, CB3 6DW
Great Britain
Facsimile: +44 (0) 1954 713600
Telephone: +44 (0) 1954 713620
Attn: Stephen Chandler

with copies to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036
Facsimile: (212) 858-1500
Telephone: (212) 858-1000
Attn: Todd W. Eckland, Esq.

and:

Brown Raysman Millstein Felder & Steiner
900 Third Avenue
New York, New York 10022
Facsimile: (212) 895-2900
Telephone: (212) 895-2110
Attn: Stuart Bressman, Esq.

B.        Instructions regarding the transfer of funds for the purchase of Securities are:

Exhibit B-1
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.
The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.
The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:

3.
The mailing address, telephone and telecopy number of the Registered Holder listed in response to item 1 above:

4.
The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit B-2
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
REGISTRATION STATEMENT QUESTIONNAIRE
In connection with the Registration Statement, please provide us with the following information regarding the Investor.
1.         Please state your organization's name exactly as it should appear in the Registration Statement:
______________________________________________________________________
Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.
State any exceptions here:
______________________________________________________________________
2. Address of your organization:
______________________________________________________
______________________________________________________
Telephone: __________________________
Fax: ________________________________
Contact Person: _______________________
3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)
Yes _____ No _____
If yes, please indicate the nature of any such relationship below:
4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)
Yes _____ No _____
If yes, please describe the nature and amount of such ownership as of a recent date.
______________________________________________________________________
______________________________________________________________________
5. If you are an entity, does any natural person have voting or investment power over the shares held by you?
_______         Yes                        _______         No
If so, please state the person's or persons' names(s):
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
6. Except as set forth below, you wish that all the shares of the Company's common stock beneficially owned by you or that you have the right to acquire from the Company in connection with the Securities Purchase Agreement be offered for your account in the Registration Statement.
State any exceptions here:
______________________________________________________________________
______________________________________________________________________
7. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?
Yes _____ No _____
If yes, please describe the nature and amount of such arrangements.

NASD Questions
1. Are you (i) a "member"1 of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) an "affiliate"2 of a member of the NASD, (iii) a "person associated with a member" or an "associated person of a member"3 of the NASD or (iv) an immediate family member4 of any of the foregoing persons? If yes, please identify the member and describe such relationship (whether direct or indirect), and please respond to Question Number 2 below; if no, please proceed directly to Question Number 3.
2. If you answered "yes" to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the private placement, including the details of such participation:
Description:
______________________________________________________________________
______________________________________________________________________
3. Are you or have you been an "underwriter or related person"5 or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public offering? If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).
Yes _____ No _____
Description:
______________________________________________________________________
______________________________________________________________________
4. If known, please describe in detail any underwriting compensations, arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or stockholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public offering).
Description:
______________________________________________________________________
______________________________________________________________________
5. Have you purchased the securities in the ordinary course of business?
Yes _____ No _____

ACKNOWLEDGEMENT
      The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company's counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.
      The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.
      The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto and agrees to notify the Company immediately of any misstatement of a material fact in the Registration Statement or the omission of any material fact necessary to make the statements contained therein not misleading.
      Dated: __________
      ______________________________
      Name
      ______________________________
      Signature
      ______________________________
      Name and Title of Signatory

Exhibit B-3
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS
      If the investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.
CERTIFICATE
      The undersigned certifies that the representations and responses below are true and accurate:
      (a)        The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.
      (b)        Indicate the form of entity of the undersigned:
            ____        Limited Partnership
            ____        General Partnership
            ____        Limited Liability Company
            ____        Corporation
            ____        Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)
            ____        Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)
            ____        Other form of organization (indicate form of organization (
                ).
      (c)        Indicate the approximate date the undersigned entity was formed:         .
      (d)        In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.
___        1.        a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;
___        2.        a broker or dealer registered pursuant to Section 15 of the Exchange Act;
___        3.        an insurance company as defined in Section 2(13) of the Securities Act;
___        4.        an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act;
___        5.        a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
___        6.        a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
___        7.        an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
___        8.        a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
___        9.        an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;
___        10.        a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Exchange Act;
___        11.        an entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

                  (Continue on a separate piece of paper, if necessary.)
      Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:         , 2005

Name of investor

Signature and title of authorized officer, partner or trustee

Exhibit C
OPINION OF COMPANY COUNSEL
      1.        The Company is duly incorporated, validly existing and in good standing under the Delaware General Corporation Law and has the corporate power to own and lease the properties it purports to own and lease, to conduct the business in which it is engaged and to execute and deliver, and to perform its obligations under, this Agreement, including to issue and deliver the Common Shares and the Warrants hereunder.
      2.        This Agreement has been duly authorized, executed and delivered by the Company.
      3.        The Common Shares have been duly authorized and, upon issuance and delivery thereof and payment therefor pursuant to this Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized, and if issued upon the exercise of the Warrants on the Closing Date in accordance with the terms of the Warrants, the Warrant Shares would be validly issued, outstanding, fully paid and nonassessable.
      4.        The issuance of the Common Shares will not be subject to any preemptive or similar rights of any securityholder of the Company under the Delaware General Corporation Law or the Second Amended and Restated Certificate of Incorporation of the Company.
      5.        Neither the execution and delivery of, nor the performance of the Company's obligations under, this Agreement, including the issuance and delivery of the Common Shares and the Warrants, by the Company will violate or conflict with, result in a breach of, or constitute a default under, (a) the Second Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company or (b) any federal law of the United States of America or the Delaware General Corporation Law applicable to the Company that in our experience is generally applicable to transactions of the type contemplated by this Agreement.
      6.        Except for compliance with the securities or blue sky laws of the State of Delaware, as to which we express no opinion, and registration of the Shares under the Securities Act, no approval, authorization or other action by any governmental authority of the United States of America or filing with any such authority (other than any filing solely for information purposes or to obtain action that is not the subject of governmental discretion) that has not been obtained or accomplished is required by the Company for the valid execution and delivery of, or the performance of its obligations under, this Agreement, by the Company, including the issuance and delivery of the Common Shares and the Warrants by the Company thereunder.
      7.        Based in part on the representations and warranties and covenants of the Investors set forth in Sections 3.2 and 4.1 of this Agreement, the offer and sale of the Common Shares and the Warrants pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act.

Exhibit D
TRANSFER AGENT INSTRUCTIONS

December [__], 2005

The Bank of New York
Restricted Securities
101 Barclay Street 11W
New York, New York 10286

Attention: Stacy M. Dawkins

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement, dated as of December 20, 2005 (the "Agreement"), by and among Cambridge Display Technology, Inc., a Delaware corporation (the "Company"), and the investors named on Exhibit A attached thereto (collectively, the "Holders"), pursuant to which the Company is issuing shares of its Common Stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants") to the Holders.

      This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue certificates representing (a) the shares of the Common Stock issued pursuant to the Agreement (the "Common Shares") upon transfer or resale thereof in accordance with the terms thereof and (b) the shares of the Common Stock issued upon the exercise of the Warrants (the "Warrant Shares") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Notice of Exercise, in the form attached to the Warrants, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.
      You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's legal counsel that either (i) a registration statement covering the resale of the Common Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) sales of the Common Shares or the Warrant Shares may be made in conformity with Rule 144 under the Securities Act ("Rule 144"), (b) if applicable, a copy of such registration statement and (c) notice from legal counsel to the Company or any Holder that a transfer of Common Shares or the Warrant Shares has been effected either pursuant to such registration statement (and a prospectus delivered to the transferee, unless such a prospectus is deemed to have been delivered pursuant to Rule 172 under the Securities Act) or pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in clause (c) above, you shall issue the certificates representing the Common Shares or the Warrant Shares, as the case may be, so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares or the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction.
      A form of written confirmation (to be used in connection with any sale) from the Company's legal counsel that a registration statement covering resales of the Common Shares and the Warrant Shares has been declared effective by the SEC under the Securities Act is attached hereto as Annex I.
      Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third-party beneficiary to these instructions.
      Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.
Very truly yours,
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
By:
        Name: Stephen Chandler
        Title: Vice-President, Legal and Intellectual         Property
THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this [__] day of December, 2005
THE BANK OF NEW YORK
By:
        Name:
        Title:
Enclosures

Annex I
FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[_____], 2006

The Bank of New York
Restricted Securities
101 Barclay Street 11W
New York, New York 10286

Attention: Stacy M. Dawkins

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement, dated as of December 20, 2005 (the "Agreement"), by and among Cambridge Display Technology, Inc., a Delaware corporation (the "Company"), and the investors named on Exhibit A attached thereto (collectively, the "Holders"), pursuant to which the Company is issuing shares of its Common Stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of the Common Stock (the "Warrants") to the Holders.
      Pursuant to the Agreement, the Company has agreed, among other things, to register the resale of the Registrable Securities (as defined in the Agreement), including the shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "Securities Act"). In connection with such agreement, on [_____], 2006, the Company filed a Registration Statement on Form S-3 (File No. 333-[_____]) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names each of the Holders (or transferees thereof) as a selling stockholder thereunder.
      In connection with the foregoing, I advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [_____] on [_____], 2006, and I have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.
      Very truly yours,
      [Legal Counsel]
      By:_____________________
cc: [List Names of Holders]

Exhibit E
FORM OF WARRANT
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
WARRANT TO PURCHASE COMMON STOCK
December [__], 2005
Void After December [__], 2010
      This certifies that, for value received, [___________], or assigns (the "Holder" ), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from Cambridge Display Technology, Inc., a Delaware corporation, with a registered office at 160 Greentree Drive, Suite 101, Dover, Delaware 19904 (the "Company" ), up to [_____] shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" ).
      1.        Definitions.        As used herein, the following terms shall have the following respective meanings:
            (a)        "Exercise Period" shall mean the period commencing with the date that is 180 days after the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.
            (b)        "Exercise Price" shall mean $12.00 per share, subject to adjustment pursuant to Section 5.
            (c)        "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.
      2.        Exercise of Warrant.        The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth for notices in the Purchase Agreement (or at such other address as it may designate by notice in writing to the Holder):
            (a)        an executed Notice of Exercise in the form attached hereto;
            (b)        payment of the Exercise Price either (i) in cash or by check or (ii) pursuant to Section 2.1; and
            (c)        this Warrant.
      Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 4.1(b) of the Securities Purchase Agreement dated December [__], 2005 between the Company and each of the purchasers indicated on the signature pages thereto (the "Purchase Agreement") and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within five business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above. This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to the Company of the Exercise Price.
      The person in whose name any certificate or certificates for Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
      2.1        Net Exercise. Notwithstanding any provisions herein to the contrary, if during the Exercise Period the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:
X = Y (A-B)
A
Where        X        =         the number of shares of Common Stock to be issued to the Holder
Y=        the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)
A=        the fair market value of one share of the Company's Common Stock (at the date of such calculation)
B=        the Exercise Price (as adjusted to the date of such calculation)
      For purposes of the above calculation, the "fair market value" of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq National Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, "Bloomberg") for the 10 consecutive trading days immediately preceding such date, (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg or, if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.
      2.2        Issuance of New Warrants. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.
      2.3        Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax that may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (a) any Warrant Shares purchased upon exercise of this Warrant or (b) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.
      3.        Covenants of the Company.
      3.1        Covenants as to Warrant Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
      3.2        No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Second Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
      3.3        Notices of Record Date and Certain Other Events. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least 20 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 20 days prior to the date of the occurrence of any such event, a notice specifying such date.
      4.        Disposition of Warrant and Warrant Shares. (a) The Holder understands and agrees that (i) this Warrant and the Warrant Shares are subject to restrictions on their transfer set forth in Section 4.1 of the Purchase Agreement and (ii) subject to Section 4.1 of the Purchase Agreement, all certificates evidencing the Warrant Shares to be issued to the Holder must bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.
      (b)        Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant and set forth in Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.
      5.        Adjustment of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (a) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (d) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that it would have owned or have been entitled to receive had this Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company that are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing such product by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event..
      6.        Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Warrant Share by such fraction..
      7.        Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7. For purposes of this Section 7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.
      8.        No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
      9.        Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
      10.        Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.
      11.        Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
      12.        Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF , the Company has caused this Warrant to be executed by its duly authorized officer as of December ____, 2005.
CAMBRIDGE DISPLAY TECHNOLOGY, INC.
By:
Name:        Stephen Chandler
Title:        Vice-President, Legal and Intellectual
Property
Address:        c/o Cambridge Display Technology
Limited
Building 2020
Cambourne Business Park
Cambridgeshire, CB3 6DW
Great Britain

NOTICE OF EXERCISE
TO: Cambridge Display Technology, Inc.
(1)        [   ]        The undersigned hereby elects to purchase shares of the Common Stock of Cambridge Display Technology, Inc. (the "Company" ) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
[   ]        The undersigned hereby elects to purchase shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant and shall tender payment of all applicable transfer taxes, if any.

(2)        Please issue a certificate or certificates representing such shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

______________________________________
(Name)

______________________________________
(Address)

(3)        In connection with its exercise of the attached Warrant to purchase such shares of Common Stock of the Company, the undersigned represents and warrants to the Company as to the matters set forth in Section 3.2 of the Purchase Agreement to the extent such matters relate to such shares and acknowledges its covenants relating thereto set forth in Section 4.1 of the Purchase Agreement.
        __________________        __________________________________
(Date)                                (Signature)
__________________________________
                (Print name)

ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
For value received, the attached Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Dated:_______________________                , 20
Holder's
Signature:____________________
Holder's
Address:_____________________
                                ____
____________________________
NOTE : The signature to this Assignment Form must correspond with the name as it appears on the face of the attached Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the attached Warrant.

Schedule 3.1(a)
SUBSIDIARIES*
The Company has the following Subsidiaries (with its percentage ownership of equity interests specified):
(a) CDT Holdings Limited (100%);
(b) Cambridge Display Technology Limited ("CDT Limited") (100%);
(c) CDT Licensing Limited (100%);
(d) Opsys Limited (100%); and
(e) CDT Oxford Limited (100%).
__________________
*                The Company does not consider Sumation Company Limited ("Sumation"), a limited liability company organized under the laws of Japan, to be a Subsidiary. Sumation was formed pursuant to a joint venture agreement between CDT Limited and Sumitomo Chemical Company Limited, each of which has a 50% voting and ownership interest in Sumation.

Schedule 3.1(f)
CAPITALIZATION

Authorized
Issued and Outstanding
Common Stock
100,000,000
19,485,483
Preferred Stock
46,667
0
Common Stock Warrants
3,218 shares of Common Stock are reserved for issuance
Warrant rights exercisable for up to 3,218 shares of Common Stock are currently issued and outstanding
Amended and Restated Stock Incentive Plan (options to purchase Common Stock)
433, 750 shares of Common Stock are reserved for issuance
options exercisable for up to 433, 750 shares of Common Stock are currently issued and outstanding
2004 Stock Incentive Plan (options to purchase Common Stock)
1,155,410 shares of Common Stock are reserved for issuance
options exercisable for up to 281,182 shares of Common Stock are currently issued and outstanding
Special Bonus Plan
1,200,000 restricted stock units are reserved for issuance
1,195,401 restricted stock units are issued and outstanding
Shareholder Rights Plan
None

Schedule 3.1(h)
MATERIAL CHANGES

On November 9, 2005, CDT Limited entered into a joint venture agreement with Sumitomo Chemical Company Limited to form Sumation, pursuant to which CDT Limited may be required to fund in part the operations of Sumation.
    1         NASD defines a "member" as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.
    2         The term "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified. Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives. The following should apply for purposes of the foregoing:
              (i)          a person should be presumed to control a Member if the person beneficially owns 10% or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member which is a partnership;
              (ii)          a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership;
              (iii)          a person should be presumed to be under common control with a Member if:
              (1) the same person controls both the Member and another person by beneficially owning 10% or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a Member or person which is a partnership; or
              (2) a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.
    3         The NASD defines a "person associated with a member" or an "associated person of a member" as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.
    4         Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.
    5         The term "underwriter or related person" includes underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.
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PIPE - Stock Purchase Agreement for SEC.doc

EXECUTION VERSION

PIPE - Stock Purchase Agreement for SEC.doc

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